UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 1, 2004

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	0001288855	55-0865043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

10197 Cleary Blvd., Plantation, FL  33324

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On October 1, 2004, OptimumBank Holdings, Inc. announced, in a press release, that the Company issued $5.0 million in pooled trust preferred securities on September 30, 2004, and information regarding the Company’s total assets and capital as of September 30, 2004. That press release is attached hereto as Exhibit 99.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

    99   Press Release of OptimumBank Holdings, Inc. dated October 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

Date: October 1, 2004	By:	/s/ RICHARD L. BROWDY
Richard L. Browdy President

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99	Press Release of OptimumBank Holdings, Inc. dated October 1, 2004.